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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 April 22, 1999

                              YANG HOLDING COMPANY
                              --------------------
             (Exact name of registrant as specified in this charter)

     FLORIDA                        000-19505                    65-0274107
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(State or other jurisdiction       (Commission                 (IRS Employer
of incorporation                   File Number)              Identification No.)

             2666 TIGERTAIL AVENUE, SUITE 104, MIAMI, FLORIDA 33133
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              (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (305) 535-9700

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable,

ITEM 5. OTHER EVENTS.

         Effective April 22, 1999, the Company filed Articles of Amendment which increased the Company's capitalization to 200,000,000 shares of common stock. In addition, effective April 22, 1999, the Company forward split its issued and outstanding common stock 100 for 1.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (a)      EXHIBITS

                  1. Amendment to Articles of Incorporation changing the name of the Company to Yang Holding Company.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               YANG HOLDING COMPANY
                                               --------------------
                                                   (Registrant)

                           By: /s/ JAMES CHOW
                               ----------------------------------------
                                   James Chow, President

Dated: April 22, 1999.


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                                 EXHIBIT INDEX

EXHIBIT         DESCRIPTION
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  1.            Amendment to Articles of Incorporation changing the name of the
                Company to Yang Holding Company.